EXHIBIT 10.3

EXECUTION VERSION

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT

THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “First Amendment”) is made and entered into as of the 10th day of September, 2019 (the “First Amendment Effective Date”), among ENTERPRISE PRODUCTS OPERATING LLC, a Texas limited liability company (“Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, the “Administrative Agent”) for each of the lenders (the “Lenders”) that is a signatory or which becomes a signatory to the hereinafter defined Credit Agreement, the lenders who are parties to the Credit Agreement (the “Continuing  Lenders”), the New Lenders (as hereinafter defined), and Issuing Banks party hereto, CITIBANK, N.A., JPMORGAN CHASE BANK, N.A., MIZUHO BANK, LTD., MUFG BANK, LTD. and SUNTRUST BANK, as Co-Syndication Agents, and BARCLAYS BANK PLC, ROYAL BANK OF CANADA, SUMITOMO MITSUI BANKING CORPORATION, THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, and THE TORONTO DOMINION BANK, NEW YORK BRANCH, as Co-Documentation Agents, and WELLS FARGO SECURITIES, LLC, CITIBANK, N.A., BARCLAYS BANK PLC, J.P. MORGAN SECURITIES LLC, MIZUHO BANK, LTD., MUFG BANK, LTD., RBC CAPITAL MARKETS, SUMITOMO MITSUI BANKING CORPORATION, SUNTRUST ROBINSON HUMPHREY, INC., TD SECURITIES (USA) LLC and THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as Joint Lead Arrangers and Joint Book Runners. As used herein, the term “New Lender” means any financial institution that is named as a Lender on the signature pages hereto that is not a Continuing Lender, and the term “Lenders” means, collectively, the New Lenders and the Continuing Lenders.

R E C I T A L S:
A. On September 13, 2017, the Borrower, the lenders party thereto and the Administrative Agent entered into a certain Revolving Credit Agreement (the “Credit Agreement”) whereby, upon the terms and conditions therein stated, the lenders party to the Credit Agreement agreed to make certain Loans (as defined in the Credit Agreement) and extend certain credit to the Borrower.
B. The parties hereto mutually desire to amend the Credit Agreement as hereinafter set forth.
NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree as follows:
1.   Certain Definitions.
1.1 Terms Defined Above.  As used in this First Amendment, the terms “Administrative Agent”, “Borrower”, “Credit Agreement”, “First Amendment” and “First Amendment Effective Date”, shall have the meanings indicated above.

1.2 Terms Defined in Credit Agreement.  Unless otherwise defined herein, all terms beginning with a capital letter which are defined in the Credit Agreement shall have the same meanings herein as therein unless the context hereof otherwise requires.
1.3 Additional Terms.  As used herein, “Exiting Lender” means any Person that is a Lender under the Credit Agreement immediately prior to the First Amendment Effective Date and not a signatory hereto as a Lender.
2.   Amendments to Credit Agreement.
2.1 Facility Amount.  The reference to “$4,000,000,000” on the cover page of the Credit Agreement is hereby amended to refer instead to “$3,500,000,000”.
2.2 Defined Terms.
(a) The definition of “364-Day Credit Facility” as defined in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
“364-Day Credit Facility” means the revolving credit facility of the Borrower under that certain 364-Day Revolving Credit Agreement dated as of the First Amendment Effective Date, among the Borrower, Citibank, N.A., as administrative agent, and the lenders party thereto, together with any and all other amendments and supplements thereto, restatements thereof and any replacement 364-day credit facilities with respect thereto.
(b) The term “Agreement,” as defined in Section 1.01 of the Credit Agreement, is hereby amended to mean the Credit Agreement, as amended by this First Amendment and as the same may be further amended, extended, supplemented or otherwise modified from time to time.
(c) The definition of “Alternate Base Rate” as defined in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus ½ of 1%, and (c) LIBOR for an Interest Period of one month in effect on such day (and if such day is not a Business Day, the immediately preceding Business Day) plus 1% (provided that clause (c) shall not be applicable during any period in which LIBOR is unavailable or unascertainable).  Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or LIBOR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or LIBOR, respectively.
(d) The last sentence of the definition of “Commitment” as defined in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
The initial aggregate amount of the Lenders' Commitments as of the First Amendment Effective Date is $3,500,000,000.
(e) The list of Lenders set forth in the first sentence of the definition of “Issuing Bank” as defined in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:

Wells Fargo Bank, National Association, Citibank, N.A, JPMorgan Chase Bank, N.A., Mizuho Bank, Ltd., MUFG Bank, Ltd. and SunTrust Bank.
(f) The definitions of “LIBO Market Index Rate”, “LIBO Rate” and “LMIR” as defined in Section 1.01 of the Credit Agreement are hereby deleted in their entirety.
(g) The reference to “December 31, 2016” in the definition of “Material Adverse Change” as defined in Section 1.01 of the Credit Agreement is hereby amended to refer instead to “December 31, 2018”.
(h) The definition of “Maturity Date” as defined in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
"Maturity Date" means the fifth anniversary of the First Amendment Effective Date, as may be extended pursuant to Section 2.01(c).
(i) The definition of “Program” as defined in Section 1.01 of the Credit Agreement is hereby amended in its entirety to read as follows:
"Program" means the buy-back program initiated by EPD whereby EPD or the Borrower may after January 31, 2019 buy back up to the number of publicly held Common Units the aggregate purchase price of which is $2,000,000,000.
(j) Additional Defined Terms.  Section 1.01 of the Credit Agreement is hereby further amended and supplemented by adding the following new definitions, which read in their entirety as follows:
“Beneficial Ownership Certification” means a certification regarding beneficial ownership as required by the Beneficial Ownership Regulation.
“Beneficial Ownership Regulation” means 31 CFR § 1010.230.
“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in and subject to Section 4975 of the Code or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.
“First Amendment” means that certain First Amendment to Revolving Credit Agreement dated as of the First Amendment Effective Date among the Borrower, the Lenders and the Administrative Agent.
“First Amendment Effective Date” means September 10, 2019.
“LIBOR” means, subject to the implementation of a LIBOR Successor Rate in accordance with Section 2.14A,
(a)  for any interest rate calculation with respect to a Eurodollar Loan, the rate of interest per annum determined on the basis of the rate for deposits in dollars for a period equal to the applicable Interest Period as administered by the ICE Benchmark Administration Limited, a United Kingdom company, or a comparable or successor quoting service approved by the Administrative Agent, and as displayed on the Reuters screen page that displays such rate (page LIBOR01 or LIBOR02 as of the First Amendment Effective Date), at approximately 11:00 a.m. (London time) two (2) Business Days prior to the first day of the applicable Interest Period and, if, for any reason, such rate, or any successor thereto or substitute therefor, is not so published then “LIBOR” shall be determined by the Administrative Agent to be the arithmetic average of the interest rates per annum at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the respective principal London offices of the Reference Banks in immediately available funds in the London interbank market at approximately 11:00 a.m. (London time) two (2) Business Days prior to the commencement of such Interest Period, and
(b) for any interest rate calculation with respect to an ABR Loan or Swingline Loan, the rate of interest per annum determined on the basis of the rate for deposits in dollars for an Interest Period equal to one month (commencing on the date of determination of such interest rate) as administered by the ICE Benchmark Administration Limited, a United Kingdom company, or a comparable or successor quoting service approved by the Administrative Agent, and as displayed on the Reuters screen page that displays such rate (page LIBOR01 or LIBOR02 as of the First Amendment Effective Date), at approximately 11:00 a.m. (London time) on such date of determination, or, if such date is not a Business Day, then the immediately preceding Business Day, and if, for any reason, such rate, or any successor thereto or substitute therefor, is not so published then “LIBOR” for such ABR Loan or Swingline Loan shall be determined by the Administrative Agent to be the arithmetic average of the interest rates per annum at which dollar deposits of $5,000,000 and for a one month maturity are offered by the respective principal London offices of the Reference Banks in immediately available funds in the London interbank market at approximately 11:00 a.m. (London time) on such date of determination;
provided, with respect to clauses (a) and (b) above, (i) no Reference Bank shall be obligated or required to provide any such rate, (ii) the Administrative Agent shall receive offered rates from at least two (2) Reference Banks and shall not be required to disclose to the Borrower an individual Reference Bank’s offered rate or the identity of the Reference Banks providing such rates, and (iii) Borrower agrees that any disclosure by the Administrative Agent to the Borrower of the identity of any Reference Bank and/or any offered rate by any Reference Bank shall be kept confidential
Notwithstanding the foregoing, (x) in no event shall LIBOR (or any LIBOR Successor Rate) be less than 0%, and (y) unless otherwise specified in any amendment to this Agreement entered into in accordance with Section 2.14A, in the event that a LIBOR Successor Rate is implemented, then all references herein to LIBOR shall be deemed references to such LIBOR Successor Rate.
“LIBOR Successor Rate” has the meaning assigned to such term in Section 2.14A.
“LIBOR Successor Rate Conforming Changes” means, with respect to any LIBOR Successor Rate, any technical, administrative or operational changes (including changes to the definition of “Alternate Base Rate,” the definition of “Interest Period,” timing and frequency of determining rates and making payments of interest and other administrative matters) that the Administrative Agent reasonably determines are necessary to reflect the adoption and implementation of such LIBOR Successor Rate and to permit the administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent reasonably determines that adoption of any portion of such market practice is not administratively feasible, or, if no market practice for the administration of the LIBOR Successor Rate exists, in such other manner of administration as the Administrative Agent decides is reasonably necessary in connection with the administration of this Agreement).
“LIBOR Unavailability Date” has the meaning assigned to such term in Section 2.14A.
“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.
2.3 LIBOR.  All references to “LIBO Rate”, “the LIBO Rate” or “the LIBO Market Index Rate” in the Credit Agreement are hereby amended to refer instead to “LIBOR” and all references to “an LMIR Loan” in the Credit Agreement are hereby amended to refer instead to “a LIBOR Loan”.
2.4 Accounting Terms; GAAP.  The reference to “June 30, 2017” in the last sentence of Section 1.04 of the Credit Agreement is hereby amended to refer instead to “June 30, 2019”.
2.5 Divisions.  Article I of the Credit Agreement is hereby amended by adding a new Section 1.05 at the end thereof, to read as follows:
SECTION 1.05.  Divisions.  For all purposes hereunder, in connection with any division or plan of division under Delaware law (or any comparable event under a different jurisdiction’s laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Equity Interests at such time.
2.6 Commitments.  The  reference to “$4,500,000,000” in clause (ii) of Section 2.01(b) of the Credit Agreement is hereby amended to refer instead to “$4,000,000,000”.
2.7 Requests for Revolving Borrowings.  The first sentence of Section 2.03 of the Credit Agreement is hereby amended by adding the following parenthetical immediately following clause (a) therein:
(or, upon the implementation of a LIBOR Successor Rate in accordance with Section 2.14A, by the relevant time and date with respect thereto)
2.8 Extension of Maturity Date.  Any request for an extension of the Maturity Date made prior to the date of the First Amendment Effective Date shall be disregarded for purposes of Section 2.01(c) of the Credit Agreement.  For the avoidance of doubt, Borrower may make up to two (2) requests for a one-year extension of the Maturity Date pursuant to such Section 2.01(c) after the First Amendment Effective Date.

2.9 Alternate Rate of Interest.  The reference to “If prior to the commencement” at the beginning of Section 2.14 of the Credit Agreement is hereby amended to refer instead to “Unless and until a LIBOR Successor Rate is implemented in accordance with Section 2.14A below, if prior to the commencement”.
2.10 LIBOR Successor Rate.  Article II of the Credit Agreement is hereby amended by adding a new Section 2.14A immediately following Section 2.14, to read as follows:
SECTION 2.14A.  LIBOR Successor Rate.  Notwithstanding anything to the contrary herein or in any other loan document, if the ICE Benchmark Administration (or a successor quoting service), the applicable supervisor or administrator of LIBOR, the U.S. Federal Reserve System, an insolvency official with jurisdiction over the administrator for LIBOR, a resolution authority with jurisdiction over the administrator for LIBOR, or a court or an entity with similar insolvency or resolution authority over the administrator for LIBOR has made a public statement or publication (i) announcing that the administrator of LIBOR has ceased or will cease to provide LIBOR, permanently or indefinitely; provided that at the time of such statement or publication, there is no successor administrator that will continue to provide LIBOR, (ii) announcing that LIBOR is no longer representative, or (iii) identifying a specific date after which LIBOR will no longer be made available or used for determining the interest rate of loans in dollars in the U.S. syndicated loan market (the date of such announcement or publication with respect to (i) and (ii) above, and the specific date specified in such announcement or publication in the case of (iii) above, if any, shall be hereafter referred to as the “LIBOR Unavailability Date”, then the Administrative Agent will, with the consent of Borrower, determine an alternate benchmark rate to replace LIBOR then in effect, giving due consideration to (x) any selection or recommendation of a replacement rate or the mechanism for determining such a rate by the relevant Governmental Authority or (y) any evolving or then-prevailing market convention substitute rate of interest for LIBOR applicable to syndicated loans in the United States at such time (any such proposed rate, a “LIBOR Successor Rate”); provided that if any such rate is less than zero, the LIBOR Successor Rate shall be deemed to be zero for purposes of this Agreement.  Such LIBOR Successor Rate shall become effective for all purposes of this Agreement at 5:00 p.m. on the fifth (5th) Business Day after the Administrative Agent shall have posted such proposed LIBOR Successor Rate to the Lenders unless, prior to such time, the Lenders comprising the Required Lenders have delivered to the Administrative Agent written notice that such Required Lenders do not accept such LIBOR Successor Rate. Upon the effectiveness of a LIBOR Successor Rate in accordance with this Section 2.14A, the Administrative Agent and the Borrower may amend this Agreement to replace LIBOR with such LIBOR Successor Rate and make any LIBOR Successor Rate Conforming Changes.  If no LIBOR Successor Rate has been determined hereunder and the LIBOR Unavailability Date has occurred, the Administrative Agent will promptly so notify the Borrower and each Lender in writing and thereafter, the obligation of the Lenders to make or maintain Eurodollar Loans shall be suspended (to the extent of the affected Eurodollar Loans or Interest Periods). Upon receipt of such notice, the Borrower may revoke any pending request for a Borrowing of, conversion to or continuation of Eurodollar Loans (to the extent of the affected Eurodollar Loans or Interest Periods) or, failing that, will be deemed to have converted such request into a request for a Borrowing of ABR Loans in the amount specified therein.

2.11 Disclosure.  Section 3.10 of the Credit Agreement is hereby amended by adding a new sentence at the end thereof, to read as follows:
As of the First Amendment Effective Date, Borrower hereby certifies that the Borrower qualifies for an express exclusion to the “legal entity customer” definition under the Beneficial Ownership Regulation.
2.12 Compliance with Laws.  Section 5.06 of the Credit Agreement is hereby amended by adding a new sentence at the end thereof, to read as follows:
The Borrower shall (a) notify the Administrative Agent and each Lender if the Borrower ceases to fall within an express exclusion to the “legal entity customer” definition under the Beneficial Ownership Regulation, and (b) following any such notice, promptly upon the reasonable request of the Administrative Agent or any Lender, provide the Administrative Agent or directly to such Lender, as the case may be, any Beneficial Ownership Certification as may be required by the Beneficial Ownership Regulation or any other information or documentation reasonably requested by it for purposes of complying with the Beneficial Ownership Regulation.
2.13 Amendments.  The proviso at the end of the first sentence of Section 9.02(b) of the Credit Agreement is hereby amended by adding a further proviso at the end thereof, to read as follows:
; provided further (x) the Administrative Agent and the Borrower shall be permitted to amend any provision hereof (and such amendment shall become effective without any further action or consent of any other party hereto) if the Administrative Agent and the Borrower shall have jointly identified an obvious error or any error, ambiguity, defect or inconsistency or omission of a technical or immaterial nature in any such provision and (y) the Administrative Agent and the Borrower may, without the consent of any Lender, enter into amendments or modifications to this Agreement or enter into additional documents as the Administrative Agent reasonably deems appropriate in order to implement any LIBOR Successor Rate or any LIBOR Successor Rate Conforming Changes or otherwise effectuate the terms of Section 2.14A in accordance with the terms thereof.
2.14 Certain ERISA Matters.  Article IX of the Credit Agreement is hereby amended by adding a new Section 9.19 at the end thereof, to read as follows:
SECTION 9.19.  Certain ERISA Matters.
(a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or EPD, that at least one of the following is and will be true:
(i) such Lender is not using “plan assets” (within the meaning of Section 3(42) of ERISA or otherwise) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit or the Commitments;
(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement;
(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Letters of Credit, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement; or
(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.
(b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation, warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent, each Arranger and their respective Affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower or EPD, that none of the Administrative Agent, any Arranger and their respective Affiliates is a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Letters of Credit, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any loan document or any documents related hereto or thereto).
2.15 Commitment Schedule; Exiting Lenders; New Lenders.  Schedule 2.01 to the Credit Agreement is hereby amended in its entirety to read as set forth on Schedule 2.01 attached hereto.  In connection with the foregoing, each Lender shall be deemed to have made an assignment of its outstanding Commitments under the Credit Agreement, and assumed outstanding Commitments of other Lenders under the Credit Agreement as may be necessary to effect the foregoing.  As of the First Amendment Effective Date, each Exiting Lender shall cease to be a Lender under the Credit Agreement and shall be released from its obligations under the Credit Agreement. As of the First Amendment Effective Date, each New Lender shall be a Lender under the Credit Agreement.
2.16 Maximum Issuing Bank LC Exposure.  Schedule 2.06(b) to the Credit Agreement is hereby amended in its entirety to read as set forth on Schedule 2.06(b) attached hereto.
2.17 Form of Interest Election Request.  Exhibit C to the Credit Agreement is hereby amended in its entirety to read as set forth on Exhibit C attached hereto.
2.18 Conditions Precedent.  The obligation of the Lenders party hereto and the Administrative Agent to enter into this First Amendment shall be conditioned upon the following conditions precedent:
(a) The Administrative Agent shall have received a copy of this First Amendment, duly completed and executed by the Borrower and each Lender; and acknowledged and ratified by EPD, as Guarantor, pursuant to a duly executed Acknowledgement and Ratification of Guarantor in the form of Exhibit A attached hereto.
(b) The Administrative Agent shall have received favorable written opinions (addressed to the Administrative Agent and the Lenders and dated the First Amendment Effective Date) of Christopher S. Wade, in-house counsel for Borrower and EPD, and Bracewell LLP, counsel for Borrower and EPD, substantially in the forms delivered in connection with the Credit Agreement and reasonably satisfactory to the Administrative Agent and its counsel.
(c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to (1) the organization and existence of the Borrower and EPD, (2) the authorization of this First Amendment and any other legal matters relating to the Borrower, EPD, this First Amendment or the Credit Agreement, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel, and (3) with respect to EPD, the authorization of the Ratification and Acknowledgement of EPD, as Guarantor, attached hereto.
(d) The Administrative Agent shall have received each promissory note requested by a Lender pursuant to Section 2.10(e) of the Credit Agreement, each duly completed and executed by the Borrower.
(e) The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by a Financial Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 4.02 of the Credit Agreement, as amended hereby, and Section 2.18(g) hereof.
(f) The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the First Amendment Effective Date, including, to the extent invoiced prior to closing, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(g) As of the First Amendment Effective Date, no Material Adverse Change (as defined in the Credit Agreement, as amended by this First Amendment) exists.
(h) The Lenders shall have received (i) the audited financial statements for the Borrower and its Subsidiaries for the period ended December 31, 2018, and (ii) the unaudited financial statements for the Borrower and its Subsidiaries and EPD's Form 10-Q for the fiscal quarter ending June 30, 2019.
(i) All necessary governmental and third-party approvals, if any, required to be obtained by the Borrower in connection with the First Amendment and otherwise referred to herein shall have been obtained and remain in effect (except where failure to obtain such approvals will not have a Material Adverse Effect), and all applicable waiting periods shall have expired without any action being taken by any applicable authority.
(j) The Borrower shall have entered into the 364-Day Credit Facility, in form and substance reasonably satisfactory to the Administrative Agent, effective contemporaneous with the effectiveness hereof, providing for, among other things, that each Lender’s “Applicable Percentage” (as defined therein) thereunder is equal to such Lender’s Applicable Percentage under the Credit Agreement, as amended hereby, as of the effectiveness hereof, and the Administrative Agent shall have received a copy thereof.
(k) The Borrower shall have delivered to the Administrative Agent, and directly to any Lender requesting the same, a Beneficial Ownership Certification in relation to it (or a certification that such Borrower qualifies for an express exclusion from the “legal entity customer” definition under the Beneficial Ownership Regulations), in each case at least five (5) Business Days prior to the First Amendment Effective Date.
(l) The Administrative Agent shall have received such other information, documents or instruments as it or its counsel may reasonably request.
2.19 Effectiveness.  Subject to the satisfaction of the conditions precedent set forth in Section 2.18 hereof, this First Amendment shall be effective as of the First Amendment Effective Date.  On and after the effectiveness of this First Amendment, this First Amendment shall for all purposes constitute a loan document.
3.   Representations and Warranties.  The Borrower represents and warrants that:
(a) there exists no Default or Event of Default under the Credit Agreement, as hereby amended;
(b) the Borrower has performed and complied with all covenants, agreements and conditions contained in the Credit Agreement, as hereby amended, required to be performed or complied with by it;
(c) the representations and warranties of the Borrower contained in the Credit Agreement, as hereby amended, were true and correct in all material respects when made, and are true and correct in all material respects at and as of the time of delivery of this First Amendment (except that any such representation and warranty that is qualified by materiality was true and correct in all respects when made and is true and correct in all respects as of the time of delivery of this First Amendment), except, in each case, to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date (except that any such representation and warranty that is qualified by materiality was true and correct in all respects as of such earlier date);
(d) the execution, delivery and performance of this First Amendment are within the Borrower's limited liability company powers and have been duly authorized by all necessary limited liability company and, if required, member action; and
(e) this First Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
4. New Lenders’ Representations, Warranties, Covenants, and Agreements. Each New Lender represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this First Amendment and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.2 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this First Amendment on the basis of which it has made such analysis and decision independently and without reliance on Administrative Agent or any other Lender, and (iii) if it is a Foreign Lender, it has delivered any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by such Lender; and (b) agrees that (i) it will, independently and without reliance on Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the loan documents, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the loan documents are required to be performed by it as a Lender.
5. Extent of Amendments.  Except as expressly herein set forth, all of the terms, conditions, defined terms, covenants, representations, warranties and all other provisions of the Credit Agreement are herein ratified and confirmed and shall remain in full force and effect.  The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the loan documents, nor constitute a waiver of any provision of any of the loan documents.
6. Counterparts.  This First Amendment may be executed in two or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.
7. References.  On and after the First Amendment Effective Date, the terms “Agreement”, “hereof”, “herein”, “hereunder”, and terms of like import when used in the Credit Agreement shall, except where the context otherwise requires, refer to the Credit Agreement, as amended by this First Amendment. Each reference in the Credit Agreement, including the schedules and exhibits thereto and the other documents delivered in connection therewith, to “Lenders” shall include each New Lender.
8. Governing Law.  This First Amendment shall be governed by and construed in accordance with the laws of the State of New York and applicable federal law.
THIS FIRST AMENDMENT, THE CREDIT AGREEMENT, AS AMENDED HEREBY, THE NOTES AND THE OTHER DOCUMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.
THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
This First Amendment shall benefit and bind the parties hereto, as well as their respective assigns, successors, heirs and legal representatives.
[Signatures Begin on Next Page]

EXECUTED as of the First Amendment Effective Date.
BORROWER:
ENTERPRISE PRODUCTS OPERATING LLC,
a Texas limited liability company
By:	Enterprise Products OLPGP, Inc.,
its Manager

By:	/s/ Christian M. Nelly
Christian M. “Chris” Nelly
Senior Vice President - Finance and Treasurer

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent, an Issuing Bank,
Swingline Lender and a Lender

By:	/s/ Doug McDowell
Name: Doug McDowell
Title: Managing Director

CITIBANK, N.A.,
as Co-Syndication Agent, an Issuing Bank
and a Lender

By:	/s/ Maureen Maroney
Name: Maureen Maroney
Title: Vice President

JPMORGAN CHASE BANK, N.A.,
as Co-Syndication Agent, an Issuing Bank
and a Lender

By:	/s/ Darren Vanek
Name: Darren Vanek
Title: Authorized Officer

MIZUHO BANK, LTD.,
as Co-Syndication Agent, an Issuing Bank
and a Lender

By:	/s/ Tracy Rahn
Name: Tracy Rahn
Title: Authorized Signatory

MUFG BANK, LTD.,
as Co-Syndication Agent, an Issuing Bank
and a Lender

By:	/s/ Anastasiya Bykov
Name: Anastasiya Bykov
Title: Vice President

SUNTRUST BANK,
as Co-Syndication Agent, an Issuing Bank and a Lender

By:	/s/ Carmen Malizia
Name: Carmen Malizia
Title: Director

BARCLAYS BANK PLC,
as Co-Documentation Agent and a Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

ROYAL BANK OF CANADA,
as Co-Documentation Agent and a Lender

By:	/s/ Jim Allred
Name: Jim Allred
Title: Authorized Signatory

THE BANK OF NOVA SCOTIA,
HOUSTON BRANCH,
as Co-Documentation Agent and a Lender

By:	/s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

SUMITOMO MITSUI BANKING CORPORATION,
as Co-Documentation Agent and a Lender

By:	/s/ Michael Maguire
Name: Michael Maguire
Title: Executive Director

THE TORONTO-DOMINION BANK,
NEW YORK BRANCH,
as Co-Documentation Agent and a Lender

By:	/s/ Michael Borowiecki
Name: Michael Borowiecki
Title: Authorized Signatory

BANK OF AMERICA, N.A., a Lender

By:	/s/ Alia Qaddumi
Name: Alia Qaddumi
Title: Director

BMO HARRIS BANK, N.A., a Lender

By:	/s/ Kevin Utsey
Name: Kevin Utsey
Title: Managing Director

BBVA USA, a Lender

By:	/s/ Mark H. Wolf
Name: Mark H. Wolf
Title: Senior Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, a Lender

By:	/s/ Page Dillehunt
Name: Page Dillehunt
Title: Managing Director

By:	/s/ Michael Willis
Name: Michael Willis
Title: Managing Director

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, a Lender

By:	/s/ Judith E. Smith
Name: Judith E. Smith
Title: Authorized Signatory

By:	/s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory

DEUTSCHE BANK AG NEW YORK BRANCH,
a Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

MORGAN STANLEY BANK, N.A., a Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION,
a Lender

By:	/s/ Stephen Monto
Name: Stephen Monto
Title: SVP

SOCIETE GENERALE, a Lender

By:	/s/ Diego Medina
Name: Diego Medina
Title: Director

U.S. BANK NATIONAL ASSOCIATION,
a Lender

By:	/s/ Patrick Jeffrey
Name: Patrick Jeffrey
Title: Vice President

SCHEDULE 2.01
COMMITMENTS

Lender	Commitment	Applicable Percentage
Wells Fargo Bank, National Association	$175,000,000	5.0%
Citibank, N.A.	$175,000,000	5.0%
JPMorgan Chase Bank, N.A.	$175,000,000	5.0%
Mizuho Bank, Ltd.	$175,000,000	5.0%
MUFG BANK, Ltd.	$175,000,000	5.0%
SunTrust Bank	$175,000,000	5.0%
Barclays Bank PLC	$175,000,000	5.0%
Royal Bank of Canada	$175,000,000	5.0%
The Bank of Nova Scotia, Houston Branch	$175,000,000	5.0%
Sumitomo Mitsui Banking Corp.	$175,000,000	5.0%
The Toronto-Dominion Bank, New York Branch	$175,000,000	5.0%
Bank of America, N.A.	$157,500,000	4.5%
BMO Harris Bank N.A.	$157,500,000	4.5%
BBVA USA	$157,500,000	4.5%
Credit Agricole Corporate and Investment Bank	$157,500,000	4.5%
Credit Suisse AG, Cayman Islands Branch	$157,500,000	4.5%
Deutsche Bank AG New York Branch	$157,500,000	4.5%
Morgan Stanley Bank, N.A.	$157,500,000	4.5%
PNC Bank, National Association	$157,500,000	4.5%
Société Générale	$157,500,000	4.5%
U.S. Bank National Association	$157,500,000	4.5%
TOTAL	$3,500,000,000	100%

Schedule 2.01

SCHEDULE 2.06(b)
ISSUING BANK MAXIMUM LC FACE AMOUNT

Issuing Bank	Maximum LC Face Amount
Wells Fargo Bank, National Association	$41,666,666.67
Citibank, N.A.	$41,666,666.67
JPMorgan Chase Bank, N.A.	$41,666,666.67
Mizuho Bank, Ltd.	$41,666,666.66
MUFG Bank, Ltd.	$41,666,666.66
SunTrust Bank	$41,666,666.66

Schedule 2.06(b)

EXHIBIT C
FORM OF
INTEREST ELECTION REQUEST
Dated _____________
Wells Fargo Bank, National Association,
as Administrative Agent
1525 W WT  Harris Blvd.
Charlotte, NC 28262
Attention: Syndication Agency Services
Ladies and Gentlemen:
This irrevocable Interest Election Request (the “Request”) is delivered to you under Section 2.07 of the Revolving Credit Agreement dated as of September 13, 2017 (as restated, amended, modified, supplemented and in effect from time to time, the “Credit Agreement”), by and among Enterprise Products Operating LLC, a Texas limited liability company (the “Company”), the Lenders party thereto (the “Lenders”), and Wells Fargo Bank, National Association, as Administrative Agent.
1. This Interest Election Request is submitted for the purpose of:
(a) [Converting] [Continuing] a ____________ Revolving Loan of the Company [into] [as] a ____________ Loan.1/
(b) The aggregate outstanding principal balance of such Revolving Loan is $______________.
(c) The last day of the current Interest Period for such Revolving Loan is _____________.2/
(d) The principal amount of such Revolving Loan to be [converted] [continued] is $_____________.3/
(e) The requested effective date of the [conversion] [continuation] of such Revolving Loan is _______________.4/
(f) The requested Interest Period applicable to the [converted] [continued] Revolving Loan is ____________________.5/

1.  Delete the bracketed language and insert “Alternate Base Rate” or “LIBOR”, as applicable, in each blank.
2.  Insert applicable date for any Eurodollar Loan being converted or continued.
3.  Complete with an amount in compliance with Section 2.08 of the Credit Agreement.
4.  Complete with a Business Day in compliance with Section 2.08 of the Credit Agreement.
5.  Complete for each Eurodollar Loan in compliance with the definition of the term “Interest Period” specified in Section 1.01.
Exhibit C - Page 1

2. With respect to a Revolving Borrowing to be converted to or continued as a Eurodollar Borrowing, no Event of Default exists, and none will exist upon the conversion or continuation of the Revolving Borrowing requested herein.
3. All capitalized undefined terms used herein have the meanings assigned thereto in the Credit Agreement.
IN WITNESS WHEREOF, the undersigned has executed this Interest Election Request this _____ day of ___________________, ____.

ENTERPRISE PRODUCTS OPERATING LLC
By:	Enterprise Products OLPGP, Inc., its Manager

By:
Name:
Title:

Exhibit C - Page 2

EXHIBIT A
ACKNOWLEDGMENT AND RATIFICATION OF GUARANTOR
The undersigned (“Guarantor”) hereby expressly acknowledges the terms of the foregoing First Amendment to Revolving Credit Agreement and hereby expressly (i) ratifies and affirms its obligations under its Guaranty Agreement dated as of September 13, 2017, in favor of the Administrative Agent; (ii) acknowledges, renews and extends its continued liability under said Guaranty Agreement and Guarantor hereby agrees that its Guaranty Agreement remains in full force and effect; and (iii) guarantees to the Administrative Agent the prompt payment when due of all amounts owing or to be owing by it under its Guaranty Agreement pursuant to the terms and conditions thereof.
The foregoing acknowledgment and ratification of the undersigned Guarantor shall be evidenced by signing in the space provided below, to be effective as of the First Amendment Effective Date.
ENTERPRISE PRODUCTS PARTNERS L.P.,
a Delaware limited partnership

By:	Enterprise Products Holdings LLC,
General Partner

By:	/s/ Christian M. Nelly
Christian M. “Chris” Nelly
Senior Vice President - Finance and Treasurer

Exhibit A